                        SHELBY WILLIAMS INDUSTRIES, INC.
                              2,000,000 SHARES(1)
                                  COMMON STOCK
                          (PAR VALUE $0.05 PER SHARE)
                             UNDERWRITING AGREEMENT

                                                                          , 1997

LAZARD FRERES & CO. LLC
INTERSTATE/JOHNSON LANE CORPORATION
    As Representatives of the several Underwriters
c/o Lazard Freres & Co. LLC
    30 Rockefeller Plaza
    New York, New York 10020

Dear Sirs:

    Shelby Williams Industries, Inc., a Delaware corporation (the "Company"), and Mr. Manfred Steinfeld ("Mr. Steinfeld") and The Fern and Manfred Steinfeld Charitable Remainder Trust (the "Trust" and, together with Mr. Steinfeld, the "Selling Stockholders") hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacity, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

    1. SHARES. Subject to the terms and conditions herein contained, the Company proposes to sell to the several underwriters an aggregate of 569,000 shares held by the Company in treasury (the "Company Firm Shares") of the Company's common stock, par value $0.05 per share ("Common Stock"), and the Selling Stockholders propose to sell to the several underwriters an aggregate of 1,431,000 shares of Common Stock (the "Selling Stockholder Firm Shares") in the respective amounts set forth in Schedule 2 hereto. The Company Firm Shares and the Selling Stockholder Firm Shares are collectively referred to herein as the "Firm Shares".

    Each of the Company and Mr. Steinfeld agrees to sell to the several Underwriters not more than 150,000 additional shares of Common Stock, or an aggregate of 300,000 additional shares (any and all such shares referred to herein as the "Option Shares"), if requested by the Representatives as provided in Section 4 of this Agreement. The Firm Shares and any Option Shares are collectively referred to herein as the "Shares."

    2. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Selling Stockholders hereby represents and warrants to, and agrees with, each of the several Underwriters that:

        (a) A registration statement on Form S-3 (File No. 33-22741) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Shares, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such

---------

(1)Plus an option to purchase from each of Shelby Williams Industries, Inc. and Manfred Steinfeld up to 150,000 additional shares, or an aggregate of 300,000 additional shares, to cover over-allotments.

    information as is required or permitted by Rule 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence, as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. No stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective (including any registration statement for the same offering that becomes effective upon filing pursuant to Rule 462(b) under the Act), including (i) all financial schedules and exhibits thereto, (ii) all documents (or portions thereof) incorporated by reference therein, and (iii) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective and all documents (or portions thereof) incorporated by reference therein) or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act; the term "Prospectus" means (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

        (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

    When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by an Underwriter through the Representatives specifically for inclusion therein;

        (c) Each of the reports and registration statements filed or to be filed by the Company with the Commission under the Act or the Exchange Act and which are or will be incorporated by reference into any Preliminary Prospects, the Prospectus or the Registration Statement, when they became or become effective or were or are filed with the Commission, as the case may be, conformed or will conform in all material respects to the requirements of the Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

        (d) The only subsidiaries of the Company are Sellers & Josephson Inc., a New Jersey corporation ("Sellers & Josephson") and Industrial Mueblera Shelby Williams, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("IMSW"); neither Sellers & Josephson nor IMSW individually would constitute a "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X of the rules and regulations of the Commission;

        (e) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except to the extent that the failure to be so qualified would not have a Material Adverse Effect. For purposes hereof, "Material Adverse Effect" shall mean any effect that would, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole;

        (f) The Company and each of its subsidiaries has full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

        (g) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any security interests, liens, encumbrances, equities or claims ("Liens"), and no other person has any option, warrant, call or other right to additional capital stock of any subsidiary from such subsidiary of the Company, and there are no outstanding securities or obligations that are convertible into or exchangeable for capital stock of any subsidiary;

        (h) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The Firm Shares and the Option Shares have been duly authorized and validly issued and are fully paid and non-assessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement;

        (i) The capital stock of the Company conforms to the description thereof incorporated by reference in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus;

        (j) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial information set forth under the caption "Selected Financial Information" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein;

        (k) Ernst & Young LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries and which delivered its report with respect to certain of the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations thereunder;

        (l) This Agreement has been duly authorized, executed and delivered by the Company;

        (m) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and to the knowledge of the Company no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and the Company and each subsidiary have conducted their respective businesses so as to comply in all material respects with all applicable statutes, ordinances, rules, regulations and orders of any governmental authority; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required; and each such contract or other document is valid and binding on the Company or a subsidiary of the Company, as the case may be, and the other parties thereto and is in full force and effect;

        (n) The offering and sale of the Company Firm Shares and Option Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, (ii) materially conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, or (iii) require the consent of the shareholders of the Company;

        (o) Neither the Company nor any of its officers, directors or affiliates has, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) except for the sale by the Company of the Company Firm Shares and the Option Shares hereby, since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company in each case, which may reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

        (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) the Company and its subsidiaries have not incurred any liability or obligation, direct or contingent, nor entered into any transaction not in the ordinary course of business, in either case which is material to the Company and its subsidiaries taken as a whole; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than in accordance with ordinary past practice; (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and (iv) neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), earnings, business or prospects of the Company and its subsidiaries taken as a whole, except in each case as described in the Prospectus (exclusive of any amendment or supplement thereto);

        (q) The Company and each of its subsidiaries have good and marketable title to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except for liens for taxes not yet due and payable and any other encumbrances such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus);

        (r) No labor dispute with the employees of the Company or any of its subsidiaries exists or to the knowledge of the Company is threatened or imminent that could result in a material adverse change in the condition, financial or otherwise, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus);

        (s) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus);

        (t) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act;

        (u) The conditions for use of a Registration Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement; and

        (v) The Shares are, and at the Firm Closing Date and the Option Closing Date, as the case may be duly, will be, listed for trading on the New York Stock Exchange, Inc. (the "NYSE").

    3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. The Selling Stockholders, jointly and severally, represents and warrants to, and agrees with, each of the several Underwriters that:

        (a) this Agreement has been duly executed and delivered by or on behalf of the Selling Stockholders; the performance of this Agreement by the Trust and the consummation by the Trust of the transactions herein contemplated are authorized under the terms of the agreement governing the trust (the "Trust Agreement"); and the performance of this Agreement by the Selling Stockholders and the consummation by the Selling Stockholders of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, in the case of the Trust, the Trust Agreement, and in the case of both Selling Stockholders any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is bound, or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property of any Selling Stockholder;

        (b) the Trust has been duly organized and is validly existing as a trust under the laws of its jurisdiction of organization; Manfred Steinfeld and Fern Steinfeld are on the date hereof and, unless notice on the Firm Closing Date or the Option Closing Date, will be the sole Trustees of the Trust;

        (c) on the date hereof the Selling Stockholders have, and immediately prior to the Firm Closing Date or the Option Closing Date, as the case may be, the Selling Stockholders will have good and valid title to the Shares to be sold at such Closing Date by such Selling Stockholders under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholders hereunder;

        (d) the delivery by the Selling Stockholders to the several Underwriters of certificates for the Shares being sold hereunder by the Selling Stockholders against payment therefor as provided herein, will convey good and marketable title to such Shares to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects;

        (e) the sale of Selling Stockholder Firm Shares by such Selling Stockholder pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus);

        (f) the sale of Selling Stockholder Firm Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under the state securities or blue sky laws and, if the Registration Statement filed with respect to the Selling Stockholder Firm Shares (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of their respective properties are bound, or, in the case of the Trust, the Trust Agreement establishing the Trust or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, applicable to such Selling Stockholder;

        (g) based on a review of the Registration Statement and a due and diligent inquiry regarding the Company, nothing came to the attention of such Selling Stockholder that caused such Selling Stockholder to believe that (i) when the Registration Statement or any amendment thereto was or is declared effective, it included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary to make the statements therein not misleading; or (ii) when the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date, the Prospectus, as amended or supplemented at any such time, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (g) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives specifically for inclusion therein;

        (h) The Selling Stockholders have not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act;

        (i) The information under the caption "Selling Stockholders" in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus) is true and accurate; and

        (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Firm Closing Date a properly completed and executed United States Treasury Department Form W-9, or other applicable form or statement specified by the Treasury Department regulations in lieu thereof.

    4. PURCHASE, SALE AND DELIVERY OF THE SHARES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and
the Selling Stockholders, at a purchase price of $     per share, the number of
Firm Shares set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Shares that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor at the election of the Company and the Selling Stockholders by (i) wire transfer or (ii) certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds, made to the order of the Company and the Selling Stockholders. Such delivery of and payment for the Firm Shares shall be made at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60606 at 9:30
A.M., Chicago time, on             , 1997, or at such other place, time or date
as the Representatives, the Company and the Selling Stockholders may agree upon or as the Representatives may determine pursuant to Section 11 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company and the Selling Stockholders will make such certificate or certificates for the Firm Shares available for checking and packaging by the Representatives at the offices of Lazard Freres & Co. LLC, New York, New York, or through the facilities of The Depository Trust Company at least 24 hours prior to the Firm Closing Date.

    (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, the Company and Mr. Steinfeld hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Shares. The purchase price to be paid for any Option Shares shall be the same price per share as the price per share for the Firm Shares set forth above in paragraph (a) of this Section 4. The option granted hereby may be exercised as to all or any part of the Option Shares from time to time within thirty days after the date of the Prospectus (or, if such thirtieth day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the NYSE is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Shares prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Shares. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 11 hereof, is herein called the "Option Closing Date" with respect to such Option Shares. Each of the Firm Closing Date and the Option Closing Date is herein called a "Closing Date." Upon exercise of the option as provided herein, the Company and Mr. Steinfeld shall become obligated to sell, on a pro rata basis, to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Shares as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Shares, as adjusted by the Representatives in such manner as it deems advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Shares, one or more certificates in definitive form for such Option Shares, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph
(a) of this Section 4, except that reference therein to the Firm Shares and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Shares and Option Closing Date, respectively.

    (c) It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

    5. OFFERING BY THE UNDERWRITERS. After the Registration Statement becomes effective, the several Underwriters will offer the Shares for sale to the public on the terms and conditions set forth in the Prospectus.

    6. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

        (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company will (i) comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus or any amendment to the Registration Statement (in any case, including by the filing of any document which would be incorporated by reference into the Prospectus or Registration Statement, as the case may be) of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering, sale and distribution of the Shares;

        (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible;

        (c) The Company will arrange for the qualification of the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction;

        (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Shares is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or to file under the Exchange Act any document which would be incorporated by reference in the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any such incorporated document that corrects such statement or omission or effects such compliance;

        (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Shares and each amendment thereto (in each case including exhibits thereto) and all documents or information incorporated by reference therein, (ii) to each other Underwriter, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto), but including all documents or information incorporated by reference therein and (iii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (B) 12:00 Noon, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date;

        (f) The Company will apply the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus;

        (g) The Company will not, directly or indirectly, without the prior written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters, offer, sell, offer to sell, pledge, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, pledge, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company for a period of 180 days after the date hereof, except pursuant to this Agreement and except for sales of up to 350,000 shares of Common Stock issuable pursuant to the exercise of employee or director stock options, which sales may be effected at any time after the date hereof;

        (h) Neither the Company nor any of its officers, directors or affiliates will, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii)(A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company, in each case which may reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

        (i) During the period of five years hereafter, the Company will furnish to you and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, and the Company will furnish to you (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders and (ii) from time to time, such other information concerning the Company as you may reasonably request; and

        (j) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in

    Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

    7. COVENANTS OF THE SELLING STOCKHOLDERS. The Selling Stockholders covenant and agree with each of the Underwriters that:

        (a) No Selling Stockholder will, directly or indirectly, without the prior written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters, offer, sell, offer to sell, pledge, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any capital stock of the Company legally or beneficially owned by such Selling Stockholder or any securities convertible into or exchangeable or exercisable for, capital stock of the Company for a period of 180 days after the date hereof; and

        (b) No Selling Stockholder will, directly or indirectly, (i) take any action designed to cause or to result In, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii)(A) sell, bid for, purchase, attempt to induce any person to purchase, or pay anyone any compensation for soliciting purchases of the Shares or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company, in each case which may reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

    8. EXPENSES. The Company and the Selling Stockholders covenant and agree with one another and with the several Underwriters that the Company and the Selling Stockholders will pay or cause to be paid, on a pro rate basis based on the number of Shares to be sold by the Company, on the one hand, and the Selling Stockholders, on the other, all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 13 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Shares and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company and/or the Selling Stockholders, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees, (v) the qualification of the Shares under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, but not in excess of $10,000, (vi) the filing fees of the Commission and the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares, (vii) any listing of the Shares on the NYSE and (viii) any meetings with prospective investors in the Shares other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 13 hereof or because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform all of their obligations and satisfy all conditions on their parts to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses against presentation of invoices (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

    9. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares to be delivered at each Closing Date shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof and as of such Closing Date, as if made on and as of such Closing Date, to the accuracy of the statements of the Company's officers made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their covenants and agreements hereunder and to the following additional conditions:

        (a) If the Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 11 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Shares or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Shares has been filed with the Commission, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission, and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) to your reasonable satisfaction.

        (b) You shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains any untrue statement of fact or omits to state any fact which, you have concluded, is material and in the case of an omission is required to be stated therein or is necessary to make the statements therein not misleading.

        (c) The Representatives shall have received an opinion, dated such Closing Date, of D'Ancona & Pflaum, counsel for the Company, to the effect that:

           (i) the Company been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with the power (corporate and other) and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus; the Company has the power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it, and the Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the states identified in such opinion;

            (ii) based solely upon a certificate of the Secretary of State of the State of New Jersey, Sellers & Josephson is a validly existing corporation in good standing under the laws of the State of New Jersey with the power (corporate and other) and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus, and Sellers & Josephson is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the states identified in such opinion;

            (iii) all of the issued and outstanding shares of capital stock of each of the Company's subsidiaries has been duly authorized and validly issued, are fully paid and non-assessable and is owned by the Company or a subsidiary of the Company, as the case may be, free and clear of any security interests, liens, encumbrances, equities or claims;

            (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus, all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non assessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares; no holders of securities of the Company are entitled to have such securities registered under the Registration Statement, and the capital stock of the Company conforms to the description thereof incorporated by reference in the Prospectus;

            (v) all of the Firm Shares have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of which such counsel has knowledge after due inquiry and are not subject to restrictions on transfer; the Firm Shares have been duly listed for trading on the NYSE;

            (vi) this Agreement has been duly authorized, executed and delivered by the Company;

           (vii) the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, are threatened or contemplated by the Commission;

           (viii) the registration statement originally filed with respect to the Shares and each amendment thereto and the Prospectus, and the information incorporated therein by reference (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder;

            (ix) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they or any further amendment or supplement thereto made by the Company prior to such Closing Date were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents were filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

            (x) no consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or agency is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as may be required and have been obtained under the Act and the rules and regulations of the Commission thereunder and such as may be required under state securities or Blue Sky laws in connection with the distribution of the Shares by the Underwriters; and, the issue and sale of the Shares, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any Lien upon any property or assets the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument, known to such counsel, of which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, or any law, administrative regulation or administrative or court decree or order applicable to the Company or any of its subsidiaries; and

            (xi) To the best knowledge of such counsel (x) there are no legal or governmental actions, suits or proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any subsidiary is subject which, if decided adversely, are reasonably likely, individually or in the aggregate, to result in any Material Adverse Effect, or is reasonably likely to adversely affect the offering of the Shares or that are required to be described in the Registration Statement or the Prospectus and are not so described and (y) there is no contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed as required.

        Such counsel shall also state that no facts have come to their attention which have caused them to believe that the Registration Statement or any amendment thereto as of its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as amended or supplemented at such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading

        In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

        References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

        (d) You shall have received the opinion, dated such Closing Date, of D'Ancona & Pflaum, counsel for the Selling Stockholders, to the effect that:

             (i) this Agreement has been duly executed and delivered by or on behalf of each of the Selling Stockholders; the performance of this Agreement by the Trust and the consummation by the Trust of the transactions herein contemplated are authorized under the terms of the Trust Agreement; and the performance of this Agreement by the Selling Stockholders and the consummation by the Selling Stockholders of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, in the case of the Trust, the Trust Agreement, and in the case of both Selling Stockholders any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is bound, or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of any statute or order, rule or regulation, known to such counsel, of any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property of any Selling Stockholder;

            (ii) the Trust has been duly organized and is validly existing as a trust under the laws of its jurisdiction of organization;

            (iii) no consent, approval, authorization or order of, or filing with, any court or governmental agency or bodies is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of Shares to be sold by the Selling Stockholders hereunder, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Shares by the Underwriters;

            (iv) the Selling Stockholders are the record owners of the Shares to be sold by them hereunder as noted on the stock ledger of the Company; and

            (v) the delivery by the Selling Stockholders to the several Underwriters of certificates for the Shares being sold hereunder by the Selling Stockholders against payment therefor as provided herein, will convey good and marketable title to such Shares to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects (assuming the several Underwriters have purchased such Shares in good faith and without notice of any security interests, liens, encumbrances, equities, claims or other defects within the meaning of the Uniform Commercial Code).

        The opinion of such counsel may state that, as to factual matters, such counsel has relied upon the representations and warranties made by the Selling Stockholders in this Agreement and that nothing has come to such counsel's attention that causes such counsel to believe that such representations and warranties included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (e) The Representatives shall have received an opinion, dated such Closing Date, of Mayer, Brown & Platt, counsel for the Underwriters, with respect to the issuance and sale of the Shares to be delivered on such Closing Date, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

        (f) The Representatives shall have received from Ernst & Young LLP a letter or letters dated, respectively, the date hereof and such Closing Date, in form and substance satisfactory to the Representatives, as are contemplated by AICPA Statement on Auditing Standards No. 72.

        (g) The Representatives shall have received a certificate, dated such Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

             (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of such Closing Date; the Registration Statement, as amended as of such Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of such Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the such Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

            (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), earnings, business or prospects of the Company and its subsidiaries taken as a whole, except in each case as described in the Prospectus (exclusive of any amendment or supplement thereto).

        (h) The Representatives shall have received from each Selling Stockholder a certificate dated the Firm Closing Date, to the effect that:

             (i) The representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of such Closing Date, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions to be performed or satisfied by such Selling Stockholder at or prior to such Closing Date.

            (ii) Such Selling Stockholder, after a careful examination of the Registration Statement, but without independent investigation to determine the accuracy or completeness of the information contained in the Registration Statement or any amendment thereof, and based upon the discussions, if any, such Selling Stockholder has had with officers and other representatives of the Company and the information regarding the Company, if any, that has been furnished to the Selling Stockholder, does not know of an untrue statement of a material fact included in the Registration Statement or the omission from the Registration Statement of any material fact required to be stated therein or necessary to make the statements therein not misleading.

        (i) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Selling Stockholders.

        (j) Prior to the commencement of the offering of the Shares, the Shares shall have been listed for trading on the NYSE.

        (k) (i) The Representatives shall have received from each person who is an executive officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase, or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of, capital stock of the Company for a period of 180 days after the date of this Agreement; and

        (ii) The Representatives shall have received from each person who is an outside director of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase, or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of, capital stock of the Company for a period of 90 days after the date of this Agreement.

    All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company and the Selling Stockholders shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

    The respective obligations of the several Underwriters to purchase and pay for any Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the Firm Shares and the Firm Closing Date shall be deemed to refer to such Option Shares and the related Option Closing Date, respectively.

    10. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by an Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this Section 10(a).

    (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage liability or action, as such expenses are incurred) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company by an Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have to the persons referred to above in this
Section 10(b).

    (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but only with reference to information furnished to the Company by an Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have to the persons referred to above in this Section 10(c).

    (d) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability under the three preceding paragraphs only to the extent prejudiced thereby. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control Underwriters within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control Selling Stockholders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Lazard Freres & Co. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such controlling persons of Selling Stockholders, such firm shall be designated in writing by the individual Selling Stockholder.

    (e) If the indemnification provided for in this Section 10 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party shall have failed to the prejudice of the indemnifying party to give the notice required by
Section 10(d), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders, on the one hand, or by the Underwriters, on the other, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 10(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (of actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 10(e), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters, obligations to contribute pursuant to Section 10(e) are several in proportion to the respective number of Firm Shares set forth opposite their names in Schedule 1 hereto and not joint.

    (g) The Company and the Selling Stockholders agree that any claims that the Company may have against any Selling Stockholder and any claims that any Selling Stockholder may have against the Company in each case arising out of or based on any untrue statement or alleged untrue statement in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact, or otherwise arising out of or based upon the sale of Shares (each a "Cross-Claim"), shall be subordinated in right of payment as set forth below to the prior indefeasible payment in full in cash of any and all claims the Underwriters may have against any of the Selling Stockholders or the Company, as the case may be, arising out of or based on any untrue statement or alleged untrue statement in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact, or otherwise arising out of or based upon the sale of Shares under this Agreement (each a "Underwriter Claim"). The Company and each Selling Stockholder agree that it will provide notice to you within three business days of the making by it of any Cross-Claim, and that such notice shall provide reasonable detail as to the factual and legal basis for the Cross-Claim and the amount claimed. Thereafter, no amount may be paid by the Company or any Selling Stockholder in respect of any such Cross-Claim until the date that is 45 days after the receipt by you of the foregoing notice; PROVIDED, HOWEVER, that if any Underwriter shall have prior to such 45th day notified the Company or such Selling Stockholder, as the case may be, who made such Cross-Claim or against whom such Cross-Claim was made of any Underwriter Claim that such Underwriter is making or may make against it, then no amount may be paid by the Company or such Selling Stockholder with respect to such Cross-Claim without the prior written approval of each such Underwriter until the prior indefeasible payment in full in cash of each such Underwriter Claim or until it has been established in a final adjudication by a court of competent jurisdiction that such Underwriter is not entitled to receive any payment from the Company or such Selling Stockholder in respect of such Underwriter Claim. If a payment or distribution is made to the Company or a Selling Stockholder that because of this Section 10(g) should not have been made to it, the Company or such Selling Stockholder receiving such payment or distribution shall hold it in trust for the Underwriters and pay it over to them or their designees as their interests shall appear.

    (h) The Company and the Selling Stockholders agree with the Underwriters that any indemnity provision of any agreement between the Company on the one hand and any of the Selling Stockholders on the other shall not be deemed to modify or supersede any provision of this Section 10.

    11. DEFAULT. If, on the Firm Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule 1 bear to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 4 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Firm Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased an such date, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders. In any such case either you or the Company shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

    12. SURVIVAL. All representations, warranties and agreements contained in the Agreement, or contained in certificates of officers of the Company or of a Selling Stockholder submitted pursuant hereto, including indemnification and contribution agreements, shall remain operative and in full force and effect regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or controlling persons, or by any Selling Stockholder or any person controlling any Selling Stockholder, and shall survive acceptance of and payment for the Shares hereunder.

    13. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Shares or any Option Shares in the sole discretion of the Representatives by notice to the Company and the Selling Stockholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or a Selling Stockholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively, (i) the Company and its subsidiaries taken as a whole shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change in the condition (financial or otherwise), earnings, business or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, except in each case as described in the Prospectus (exclusive of any amendment or supplement thereto); (ii) trading in the Common Stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on such exchange or market system; (iii) a banking moratorium shall have been declared by New York or United States authorities; or (iv) there shall have been an outbreak or escalation of hostilities or other calamity or crisis or material adverse change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in the sole judgment of Lazard Freres & Co. LLC, impractical or inadvisable to proceed with the public offering or delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof.

    (b) Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

    (c) In the event of any such termination, the provisions of Section 8 (EXPENSES), Section 10 (INDEMNIFICATION AND CONTRIBUTION), and the provisions of Sections 12 (SURVIVAL) and 17 (GOVERNING LAW) shall remain in effect.

    14. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished to the Company by an Underwriter through the Representatives specifically for inclusion in the Registration Statement, the Prospectus or any Preliminary Prospectus for the purposes of Sections 2(b) and 10 hereof. The Underwriters confirm that such statements (to such extent) are correct.

    15. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you c/o Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, NY 10020, Attention: Syndicate Department; notices to the Company and the Selling Stockholders shall be directed to them c/o Shelby Williams Industries, Inc., 11-111 Merchandise Mart, Chicago, Illinois 60654, Attention: Chairman of the Executive Committee.

    16. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Stockholders, any controlling persons referred to herein and their respective heirs, assigns, successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase.

    17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

    18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Stockholders and each of the several Underwriters.

                                          Very truly yours,
                                          SHELBY WILLIAMS INDUSTRIES, INC.
                                          By:

                                             -----------------------------------

                                              Name:
                                             Title:

                                          SELLING STOCKHOLDERS:

                                          --------------------------------------
                                                    Manfred Steinfeld

                                          THE FERN AND MANFRED STEINFELD
                                          CHARITABLE REMAINDER TRUST

                                          By: MANFRED STEINFELD, Trustee

                                          --------------------------------------
                                                    Manfred Steinfeld

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

LAZARD FRERES & CO. LLC
INTERSTATE/JOHNSON LANE CORPORATION

By: LAZARD FRERES & CO, LLC

By:

   -----------------------------------

    Name:
   Title

    For itself and on behalf of the
    Representatives

                                   SCHEDULE 1

                                                                                                       NUMBER OF
                                                                                          NUMBER OF     SELLING
                                                                                           COMPANY    STOCKHOLDER
                                  NAME OF UNDERWRITER                                    FIRM SHARES  FIRM SHARES
---------------------------------------------------------------------------------------  -----------  -----------
Lazard Freres & Co. LLC................................................................
Interstate/Johnson Lane Corporation....................................................

                                                                                                      -----------
  Total................................................................................
                                                                                                      -----------
                                                                                                      -----------

                                     S-1-1

                                   SCHEDULE 2

                                                                                                        NUMBER OF
                                     NAME OF SELLING STOCKHOLDER                                       FIRM SHARES
-----------------------------------------------------------------------------------------------------  -----------
Manfred Steinfeld....................................................................................    1,100,000
The Fern and Manfred Steinfeld
  Charitable Remainder Trust.........................................................................      331,000
                                                                                                       -----------
  Total..............................................................................................    1,431,000
                                                                                                       -----------
                                                                                                       -----------

                                     S-2-1